SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GENERAL METALS CORPORATION
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GENERAL METALS CORPORATION
1155 West Fourth Street, Suite 210
Reno NV 89503

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2011 AT 10:00 A.M. (Pacific Time)

NOTICE IS HEREBY GIVEN that General Metals Corporation, a Delaware corporation, will hold an annual meeting of stockholders on September 16, 2011 at 10:00 a.m. (Pacific time) in the meeting room at The Center for Unique Business Enterprises 300 East 2nd Street., #1405, RENO, NV, 89501 (the "Meeting").  The Meeting is being held for the following purposes:

1.	to elect five (5) directors to our board of directors;

2.	to ratify the appointment of Mark Bailey & Company, Ltd. as our independent registered public accountants for the next fiscal year;

3.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on August 8, 2011 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.  At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: July 25, 2011.

By Order of the Board of Directors,

/s/ Daniel Forbush
Daniel Forbush
Director

IMPORTANT:  Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on September 16, 2011—the proxy statement is available at 1155 West Fourth Street, Suite 210, Reno NV 89503.

i

GENERAL METALS CORPORATION
1155 West Fourth Street, Suite 210
Reno NV 89503

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual meeting of Stockholders (the "Meeting") to be held on September 16, 2011 at 10:00 a.m. (Pacific time) at offices of our company, 1155 West Fourth Street, Suite 210, Reno, NV 89503  (the "Meeting"), or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual meeting and any business properly brought before the Meeting.  Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting.  We intend to mail this proxy statement and accompanying proxy card on or about August 21, 2011 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "our company" refer to General Metals Corporation.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the "Common Stock") as of the close of business on August 8, 2011 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Outstanding Shares

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting.  At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting.  As of the Record Date, there were 269,703,983 shares of Common Stock issued and outstanding.

Quorum; Effect of Abstentions and "Broker Non-Votes"

In order to carry on the business of the Meeting, we must have a quorum.  Under our bylaws, a quorum is five percent (5%) of the outstanding shares of our company entitled to vote, represented in person or by proxy.

If stockholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers' shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting.  These shares will count toward determining whether or not a quorum is present.  However, these shares will not be taken into account in determining the outcome of any proposals.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker holding shares in street name for the beneficial owner thereof does not receive voting instructions from the beneficial owner, and 2) the broker lacks discretionary authority to vote the shares.  Banks and brokers cannot vote on their clients' behalf on "non-routine" proposals.  Therefore, broker non-votes are not counted for the purpose of determining whether stockholders have approved these types of matters.  For the purpose of determining whether stockholders have approved a matter, abstentions are treated as shares present or represented and voting.

Voting of Proxies

If you complete and return a proxy pursuant to the appropriate instructions, it will be voted in accordance with the specifications made on the proxy card.  If no specification is made on a submitted proxy, the shares represented by the proxy will be voted "FOR" each proposal, including "FOR" the election to the Board of each of the nominees named on the proxy card, and "FOR" any other matter that may be properly brought before the Annual Meeting.  If you attend the Annual Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast in person at the Annual Meeting.

Revocability of Proxies

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted.  In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno, Nevada 89501, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting.  Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the Record Date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting.  You may vote in person or by completing and mailing the enclosed proxy card.  All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners.  We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock at the Company's discretion.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees.  No additional compensation will be paid to directors, officers or other regular employees for such services.  To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

PROPOSAL 1

ELECTION OF DIRECTORS

It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of the nominees listed below to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified.  Each of the nominees named below currently serves as a director of our company with the exception of Shane K. Dyer who has been nominated by the directors.  Daniel J. Forbush and Larry Max Bigler were elected at the Annual Meeting of Stockholders held on May 15, 2010.  Larry Max Bigler resigned after being appointed on May 15, 2010 and was again appointed to our board on December 17, 2010.  Walter A. Marting, Jr. and P.K. "Rana" Medhi were appointed at meetings of our directors.  Our company has no reason to believe that any of the nominees will become unavailable to serve as a director for any reason before the Annual Meeting.  However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of their choice when voting at the Annual Meeting.  Certain information regarding each nominee is set forth in the table and text below.

The directors serve for a term of one year and until their successors are duly elected and qualified.

The name, ages and positions of our directors and executive officers are listed below, along with a brief account of their business experience during the last five years.  Officers are appointed annually by the board of directors at its first meeting following the Annual Meeting of Stockholders and from time to time at the pleasure of the board.  There are no family relationships among the directors and officers, nor any arrangements or understandings between directors or officers and any other person pursuant to which any of such officers were selected as executive officers.

Nominees for Election

All of the nominees except Shane K Dyer are currently serving as directors.  The name, age, position with our company and the date on which each nominee was first appointed as a director of our company is set forth below.

Name	Age	Position	Date First Appointed
Daniel J. Forbush	58	Director, President, Chief Financial Officer and Chief Executive Officer	March 23, 2007
Larry Max Bigler	62	Director	December 17, 2010
Walter A. Marting, Jr.	64	Director	July 1, 2011
P. K. “Rana” Medhi	73	Director	December 30, 2010
Shane K. Dyer	31	Nominee	---

Daniel J. Forbush - Director, President, Chief Financial Officer and Chief Executive Officer

Daniel J. Forbush, a Certified Public Accountant, has served as a Director and as Chief Financial Officer of the Company since March 2007 and as President and Chief Executive Officer since December 17, 2010.   Mr. Forbush has over 25 year of mining industry experience. Mr. Forbush’s diverse background in financial management includes positions at such Fortune 500 firms as Glamis Gold, Ltd., AMOCO, TENNECO and Arthur Andersen & Company. Beginning in 1999, Mr. Forbush focused on start-up opportunities including the building of a public accounting firm (Forbush and Associates) since November 2000 and business consulting firm (Core Business Builders Inc.) since January of 2004, and has functioned as Chief Financial Officer and Treasurer for a $25 million residential development and building contractor and a number of other smaller enterprises. He was initially recruited as Controller for Glamis Gold, Inc., the U.S. operating entity of Glamis Gold, Ltd. serving therein from 1988 to 1997 and Chief Financial Officer and Treasurer from 1997 to 1999, for Glamis Gold, Ltd., directing all aspects of financial, administrative and operations management for this $200MM NYSE-listed, multi-national corporation. Prior experience includes Corporate Director of Managerial Accounting, Echo Bay Mines, Ltd., 1986-1987. Nevada Operations Controller for Tenneco Minerals prior to its acquisition by Echo Bay Mines; General Accounting Supervisor for AMOCO; Assistant Controller for Cyprus Industrial Minerals Company; and, Senior Auditor for Arthur Andersen & Company.

Larry Max Bigler - Director

Larry Bigler has over 30 years of mining experience. Mr. Bigler is a practicing Certified Public Accountant with many mining clients. Mr. Bigler formerly was CFO, Vice President, and Director for Oro Nevada Resources and was instrumental in raising CDN$40 million from an initial public offering. From 1987 until 1992 he was Treasurer and Controller for Getchell Gold where he completed an initial public offering and a gold loan. He has degrees in economics and accounting and has published many articles on mining financial issues.

Walter A. Marting, Jr. - Director

Mr. Marting has spent a large part of his career both as a senior executive for a Fortune 500 mining company and starting and running his own junior gold mining company. After graduating from Harvard Business School in 1975 and following three years in the US Navy with SEAL Team Two, Mr. Marting joined Amax Inc. as an underground mine Production Supervisor at Amax’s Climax Molybdenum property in Leadville, Colorado. Mr. Marting spent two years working underground and in Climax’s open pit operation before moving to the Company’s headquarters in Greenwich, CT. In 1982 Mr. Marting was named Vice President – Finance for Amax Europe in Paris, France. Mr. Marting helped build Amax’s global mining presence from its Paris headquarters and had financial oversight of the company’s European and African exploration and development and ore processing activities. He left Amax in 1984 to start his own mining company that undertook the re-opening and operation of the famed 16-1 Mine in Allegheny, CA.

P.K. “Rana” Medhi - Director

P.K. “Rana” Medhi of Casa Grande, Arizona has over 40 years of experience in the mining industry; including 28 years with Cyprus Amax Minerals. Mr. Medhi holds a Master of Science degree from the University of Arizona and is a Registered Mining and Engineering Geologist working as an Independent Consultant.  In addition, Mr. Medhi is a Certified Professional Geologist with the American Institute of Professional Geologists, a Member of Society for Mining, Metallurgy and Exploration (SME) and a certified adjunct professor of mineral technology and geology with the community colleges of Arizona.  Mr. Medhi has also authored and published several technical papers and an occasional speaker to mining and public forums.  Mr. Mehdi is currently the Chairman of the Board of Sunergy, Inc., a junior mining company with activities in West Africa.  He is currently the Chairman of the Board of Governors of the Arizona Department of Mines and Mineral Resources.

Shane K. Dyer P.E. W.R.S. - Nominee

Shane K. Dyer of Reno, NV is a Registered Professional Engineer and a Registered Water Rights Sureveyor, with over 10 years experience in the Engineering Consulting Industry specifically in the design and permitting of mining operations including leach pad and waste dump designs, water resource engineering and business management.  Currently Vice President at Dyer Engineering Consultants, Inc. with a track record of producing excellent design, and project management results for clients in the United States and internationally, Mr. Dyer holds a Masters Degree in Civil engineering with a minor in Business Management from Brigham Young University. Serves as the Director of Permitting and Finance at Key Medical, Inc. a National Medicare Accredited DMPOS. Mr. Dyer has a strong technical background and is  innovative in problem solving and design.

Information About the Board of Directors

Board and Committee Meetings

Our board of directors held six (6) formal meetings during the year ended April 30, 2011.  All other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors.  Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Delaware Corporate Law and our By-laws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

For the year ended April 30, 2011, there are two standing committees of the board of directors, the Audit Committee and the Nominating and Corporate Governance Committee.

Nominating and Corporate Governance Committee, Director Nomination and Independence

Nominating and Corporate Governance Committee

Currently our Nominating and Corporate Governance Committee consists of P.K. “Rana” Medhi, Chairman and Larry Max Bigler.  We anticipate appointing a third member immediately after the annual meeting of shareholders. The governance and nominating committee (the “Nominating Committee”) of the Company is established by the Board of our company to assist our board in:

(1)	identifying individuals qualified to become members of the board and recommend individuals to the board for nomination as members of the board;

(2)	identifying individuals qualified to become members of the various committees of the board and to recommend such individuals for nomination as committee members to the board;

(3)	determining the composition of the board and its committees;

(4)	developing and recommending to the board a set of corporate governance principles applicable to our company; and

(5)	overseeing an evaluation process of the board and management.

During fiscal 2011, there were no meetings held by the nominating and corporate governance committee.  Since May 4, 2011 when the members of the committee were appointed, the committee met four times.

Director Selection Process and Review of Director Nominees

We have established a process for identifying and nominating director candidates which we expect will result in the election of a highly-qualified and dedicated Board of Directors.  The following is an outline of the process for the nomination of candidates for election to the Board of Directors: (a) the Chief Executive Office, the Nominating and Corporate Governance Committee or other members of the Board of Directors identify the need to add new Board members either to fill vacancies or to enhance the mix of qualifications, skills and experience represented on the Board of Directors (b)  the Committee coordinates the search for qualified candidates with input from management and other Board members,  (c) the Committee may engage a third party consultant to help identify and evaluate candidates for membership to the Board of Directors, if it deems such engagement is necessary and appropriate, (d) selected members of management and the Board of Directors interview prospective candidates; and (e) The Committee recommends a nominee, which it believes will serve the best interests of General Metals stockholders.

The Board of Directors has determined that directors should possess the following minimum qualifications: (a) the highest personal and professional ethics, integrity, and values; (b) commitment to representing the long-term best interests of the stockholders and (c) sufficient time to effectively fulfill the duties of a Board member.  Candidates suggested by shareholders will be considered on the same basis as any other candidate.   Any stockholder proposing a nomination should submit such candidates name, along with curriculum vitae or other summary of qualifications experience and skills to the Secretary, General Metals Corporation, 1155 West Fourth Street Suite 210, Reno, NV 89503.

General Metals Corporation considers diversity, age and skills in deciding on nominees.  The Nominating and Corporate Governance Committee reviews these matters through discussion at meetings of the committee.  In evaluating a director candidate, the committee considers factors that are in the best interests of our company and its stockholders.

Director Independence

We currently act with five (5) directors, consisting of Paul Wang, Walter A. Marting, Jr., P.K. “Rana” Medhi, Larry Max Bigler and Daniel Forbush.  We have determined that Walter A. Marting, Jr., P.K. “Rana” Medhi, and Larry Max Bigler qualify as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Audit Committee and Audit Committee Financial Expert

Audit Committee

Currently our audit committee consists of Larry Max Bigler, Chairman, P.K. “Rana” Medhi and Walter A. Marting, Jr.  The function of the audit committee is to meet with our independent auditors at least annually to review, upon completion of the annual audit, financial results for the year, as reported in our financial statements; recommend to the Board the independent auditors to be retained; review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and review and approve all professional services provided to us by the independent auditors and considers the possible effect of such services on the independence of the auditors.

During fiscal 2011, there were no meetings held by the audit committee.  The business of the audit committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the audit committee.

Audit Committee Financial Expert

Our board of directors has determined that Larry Max Bigler of its audit committee qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

Code of Ethics

Effective August 10, 2006, our company's board of directors adopted a Code of Business Conduct and Ethics that applies to, among other persons, our company's President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (being our principal executive officers and principal accounting officers), as well as our independent directors and other persons performing similar functions.

Our Code of Business Conduct and Ethics as filed with the Securities and Exchange Commission is incorporated by reference as Exhibit 14.1 to annual report on Form 10-K.  We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request.  Requests can be sent to: General Metals Corporation, 1155 West Fourth Street Suite 210, Reno, NV 89503.

Certain Relationships and Related Transactions, and Director Independence

There have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF AUDITOR

Our board of directors, on recommendation of the Audit Committee, has appointed the firm Mark Bailey & Company, Ltd. as our principal accountants to audit our financial statements for the year ended April 30, 2012, subject to ratification of this appointment by the stockholders of our company.

In the event that the stockholders fail to ratify this appointment, the Audit Committee will reconsider its selection of audit firm, but may decide not to change its selection.  Even if this appointment is ratified, our board of directors, in their discretion, may direct the appointment of a new independent accounting firm at any time during the year, if our board believes that such a change would be in the best interest of our company and our stockholders.

A representative of Mark Bailey & Company Ltd. is expected to be available to respond to appropriate questions at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MARK BAILEY & COMPANY, LTD. AS OUR COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2012.

The aggregate fees billed for the most recently completed fiscal year ended April 30, 2011 and for fiscal year ended April 30, 2010 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended April 30
	2011 ($) (Estimated)	2010 ($)
Audit Fees	52,000	94,100
Audit Related Fees	Nil	Nil
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total	52,000	94,100

Our board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since May 1, 2010, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.           any director or officer of our corporation;

2.           any proposed nominee for election as a director of our corporation; and

3.           any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management".

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of July 19, 2011, we had a total of 269,703,983 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of July 19, 2011, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Walter A. Marting, Jr. Reno, Nevada	Nil	Nil
Larry Max Bigler Reno, Nevada	2,411,463	0.90%
P. K. “Rana” Medhi Casa Grande, AZ	550,000	0.20%
Daniel J. Forbush Sparks, Nevada	9,685,000	3.59%
Paul Wang(2)	237,380	0.09%
Directors and Executive Officers as a Group	12,883,843	4.78%

(1)
Based on 269,703,983 shares of common stock issued and outstanding as of July 19, 2011.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	Paul Wang will not be standing for re-election at the Meeting.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

▪	our principal executive officer;

▪	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended April 30, 2011 and 2010; and

▪
up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended April 30, 2011 and 2010, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)
Daniel Forbush President, CEO, CFO and Director	2011 2010	120,000 120,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	120,000 120,000
Stephen Parent(2) Former President, CEO and Director	2011 2010	Nil 108,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil 108,000
Robert G. Carrington(3) Former President, CEO and Director	2011 2010	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Paul Wang(4) Former President	2011 2010	23,950 N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	23,950 N/A

(1)
The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus and is not reported herein.

(2)	Mr. Parent resigned as President, CEO and director on January 28, 2010.

(3)	Mr. Carrington resigned as President, CEO on September 2, 2010 and director on December 17, 2010.

(4)	Mr. Wang was replaced as President on December 17, 2010 and will remain as a director of our company until the Meeting. Mr. Wang will not stand for re-election at the Meeting.

Compensation of Directors

We reimburse our directors for expenses incurred in connection with attending board meetings.  Beginning June 1, 2007, the non-employee directors receive $1,000 per month for their service on the Board of Directors.  On September 2, 2010 the Board of Directors suspended all fees for their services until further notice.  Effective May 1, 2010, the compensation of non-employee Directors was reinstated at $1,000 per month for their services and $1,000 per month for fulfilling their committee assignments.   The Directors also receive Stock Incentive Grants from time to time as authorized by the Board.  Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

The following table sets forth a summary of the compensation paid to our non-employee directors in 2011:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash/Stock ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

David Salari	5,000	Nil	Nil	Nil	Nil	Nil	5,000

Paul Wang	4,000	Nil	Nil	Nil	Nil	Nil	4,000

Dr. Mike Powell	4,000	Nil	Nil	Nil	Nil	Nil	4,000

Robert Carrington	5,000	Nil	Nil	Nil	Nil	Nil	5,000

Employment Contracts and Termination of Employment and Change in Control Arrangements

We currently do not have any employment agreements or consulting agreements with our directors and executive officers.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.  Our directors and executive officers may receive stock options and stock grants at the discretion of our board of directors in the future. We do not have any bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options or stock grants may be granted at the discretion of our board of directors.

We have no plans or arrangements with respect to remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Compensation Plans

As of April 30, 2011, we did not have any compensation plans in place.  However, we may issue stock options to our directors, officers and employees in the future, upon adoption of a stock option plan.

Compliance With Section 16(a) Of The Exchange Act

Our company believes that during the year ended April 30, 2011, all executive officers, directors and greater than 10% beneficial owners, complied with Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, proposals of Stockholders intended to be presented at the 2012 annual meeting of Stockholders must be made in accordance with the by-laws of our company and received by our company at our principal executive offices for inclusion in our company’s proxy statement for that meeting no later than March 1, 2012.  The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for including in our 2012 proxy statement.

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials.  As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder.  Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.  If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting.  If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies.  If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ Daniel Forbush
Daniel Forbush
Director

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF
GENERAL METALS CORPORATION
(the "Company")

TO BE HELD IN THE MEETING ROOM AT THE CENTER FOR UNIQUE BUSINESS ENTERPRISE
300 EAST 2nd STREET., #1405, RENO, NV, 89501
ON SEPTEMBER 16, 2011 at 10:00 a.m. (Pacific Time)
(the "Meeting")

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Daniel Forbush, an officer of the Company, or failing him, Larry Max Bigler, a director of the Company, or in the place of the foregoing, _____________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

☐       Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m. September 14, 2011 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: Election of Directors:
Daniel J. Forbush	FOR	☐	WITHHELD	☐
Larry Max Bigler	FOR	☐	WITHHELD	☐
P.K. "Rana" Medi	FOR	☐	WITHHELD	☐
Walter A. Marting, Jr.	FOR	☐	WITHHELD	☐
Shane K. Dyer	FOR	☐	WITHHELD	☐

PROPOSAL 2: To ratify the appointment of Mark Bailey & Company, Ltd., Certified Public Accountants as the Company’s independent public accounting firm for the fiscal year ending April 30, 2011	FOR	☐	AGAINST	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder.  If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated: _____________________________	Signature: ____________________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such.  If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.           This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.           If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.           A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.           A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)         appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)         appoint another proxyholder.

5.           The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Nevada Agency and Transfer Company, by mail or by online vote, at any time up to and including 10:00 a.m. (local time) on September 14, 2011, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Nevada Agency and Transfer Company
50 West Liberty Street, Suite 880
Reno, Nevada 89501